NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Government Money Market Fund

Supplement dated April 29, 2020
to the Summary Prospectus dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust held on March 11, 2020, the Board approved the termination of Federated Investment Management Company (“Federated”) as the subadviser to the NVIT Government Money Market Fund (the “Fund”), and the appointment of Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc. (“Dreyfus CIS”) as the Fund’s new subadviser, effective on or about July 1, 2020 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading “Portfolio Management – Subadviser” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Dreyfus CIS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE